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                                                                    EXHIBIT "A"
Contact:  Pamela M. Catlett, Kaiser Ventures Inc.
          (909) 483-8500
          Dan R. Luginbuhl, Penske Corp.
          (313) 592-7669

FOR IMMEDIATE RELEASE

                  KAISER AND PENSKE EXECUTE FINAL AGREEMENT;
                FINANCING COMPLETED FOR THE CALIFORNIA SPEEDWAY

              INTERNATIONAL SPEEDWAY CORP. TO BE PART OF VENTURE

ONTARIO, CA (NOVEMBER 27, 1995) - Kaiser Ventures Inc. (NASDAQ;KRSC) announced today it has consummated its agreement with Penske Speedway, Inc. for the joint ownership of a new corporate entity that will own The California Speedway, Michigan International Speedway, Nazareth Speedway, and Motorsports International, a motorsports apparel company. Kaiser and Penske also jointly announced that Facility Investments, Inc., a wholly-owned subsidiary of International Speedway Corporation (OTC:ISWY), will participate as an equity investor and that construction financing for The California Speedway will be provided by NationsBank, N.A. Full-scale construction of The California Speedway will commence immediately and plans call for a scheduled 1997 opening.

     Under the terms of the transaction, Penske contributed its two existing speedways in Michigan and Pennsylvania, Motorsports International and $5 million in equity to the new entity. Facility Investments, Inc. invested in excess of $14 million of new equity; and Kaiser contributed approximately


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KAISER AND PENSKE EXECUTE AGREEMENT
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475 acres of land for The California Speedway. The effective ownership interest in the combined operations will be Penske with 68%, Facility Investments with 17%, and Kaiser with 15%.

     The California Speedway formalized its credit facility with NationsBank, headquartered in Charlotte, N.C., a leader in the financing of sports and other entertainment businesses.

     "We are pleased to complete this agreement and join two of the most successful and respected motorsports management companies in the business," Daniel N. Larson, Kaiser's President and Chief Executive Officer said. "We believe this agreement involving International Speedway Corporation and Penske Speedway enhances the ultimate success and value of this venture."

     Walter P. Czarnecki, President of Penske Speedway, Inc., said, "This final agreement represents the culmination of our two-year effort to return major league auto racing to a world-class permanent facility in Southern California. It is a natural extension of the success we have enjoyed at Michigan and Pennsylvania. Having two strategic associates of this caliber is consistent with our Penske Corporation policy of aligning ourselves with the finest companies in their respective industries."

     The California Speedway is under construction on a portion of the former Kaiser mill site property near Fontana in San Bernardino County,

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KAISER AND PENSKE EXECUTE AGREEMENT
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California. Both Championship Auto Racing Teams, Inc. (CART) and the National
Association for Stock Car Auto Racing, Inc. (NASCAR) have committed to sanction agreements for PPG Indy Car World Series and Winston Cup Series events in 1997.

     International Speedway Corporation is a publicly-owned company based in Daytona Beach, Florida, which owns interests in five motorsports facilities including Daytona International Speedway, Talladega Superspeedway, Darlington Raceway, Tucson Raceway Park, and Watkins Glen International.

     Penske Corporation is a diversified transportation services company comprised of Detroit Diesel Corporation, Penske Truck Leasing Company, and a group of retail automotive dealerships in Southern California. Penske also owns the most successful team in Indy car racing history and competes with a team in the NASCAR Winston Cup Series.

     Kaiser Ventures is an emerging asset development company pursuing projects that address critical issues in water resources, land redevelopment, and waste management.

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                       LISTING OF SCHEDULES AND EXHIBITS
                                      TO
                ORGANIZATION AGREEMENT DATED NOVEMBER 22, 1995,
                   AMONG KAISER VENTURES INC., PSH CORP. AND
                        PENSKE SPEEDWAYS HOLDING CORP.

                                   SCHEDULES

         SCHEDULE NO.                               DESCRIPTION

             1.1                Preferred Stock Characteristics
             1.2                Issued and Outstanding Stock of Speedway
                                Development Corporation
             2.4                PIR Shareholders Agreement Description
             2.5                Exceptions to Authorization, etc. Penske
           2.6(b)               Schedule of Dividends/Management Fees paid Since
                                4/11/94
             2.7                Exceptions to "Good Title"
           2.7(d)               Permitted Liens
             2.8                Financials; as at 3/31/95 and 9/30/95
            2.11                Litigation - Penske
            2.13                Trademarks, etc. - Penske
            2.17                Penske/ISC Agreements Listing
             3.3                Exceptions to Authorization, etc. (Kaiser)
             3.4                No Defaults, etc.
             3.9                SDC's Assets
           3.9(a)               SDC Permitted Liens
            3.10                Litigation - Kaiser
            3.12                Trademarks, etc. - Kaiser
          4.3(d)(i)             SDC Real Property Ownership - Permitted Liens
         4.5(b)(iv)             Governmental Filings (Penske Counsel Exceptions)
         4.5(b)(vi)             Governmental Investigation (Penske Counsel
                                Exceptions)
           4.6(e)               Any Remaining Transformers
         4.6(g)(vi)             Exceptions to Authorization
         4.6(g)(vii)            Litigation, etc. (Kaiser)
           4.6(j)               Perpetual Easements
             6.1                SDC Liabilities Assumed by Kaiser
             7.2                Additional "Kaiser" Marks
            9.11                A&C's New Location
           9.11(a)              A&C's Present Location Subject to Lot Line
                                Adjustment

                                    EXHIBITS

         SCHEDULE NO.               DESCRIPTION

              "A"               Shareholders Agreement
              "B"               Plan of Reorganization
              "C"               Penske Speedways Holding Corp. Amended
                                Certificate of Incorporation and Amended
                                Bylaws
              "D"               "Penske" Trade Name and Trademark Agreement
              "E"               Description of Kaiser Land (1200 acres)
                                less the Real Property
              "F"               Covenant to Restrict Use of Property

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                 UNDERTAKING BY KAISER VENTURES INC. REGARDING
                      FURNISHING OF SCHEDULES AND EXHIBITS


     The schedules and exhibits to the Organization Agreement listed above have not been filed with the Securities and Exchange Commission but Kaiser Ventures Inc. agrees to furnish supplementally a copy of any omitted schedule or exhibit upon the written request of the Securities and Exchange Commission. Kaiser Ventures Inc. reserves the right to submit any requested schedule or exhibit on a confidential basis.

                                               KAISER VENTURES INC.



                                               /s/ James F. Verhey
                                               ------------------------
                                               James F. Verhey
                                               Vice President Finance & CFO

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                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                      DOCUMENT DESCRIPTION
=========     ==============================================

  10.23 Organization Agreement dated November 22, 1995 by and among Kaiser Ventures Inc., PSH Corp.
              and Penske Speedways Holding Corp.


  10.24 Shareholders Agreement dated November 22, 1995 by and among Kaiser Ventures Inc., PSH Corp.
              and Penske Speedways Holding Corp.

  99.a        Press Release Dated November 27, 1995